UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025

GLUCOTRACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41141	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Rte 17 North, Ste. 800, Rutherford, NJ	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 842-7715

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GCTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Glucotrack, Inc., a Delaware corporation (the “Company”), filed with the Delaware Secretary of State a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”), which became effective at 4:30 p.m. on February 3, 2025 (the “Effective Time”), to effect a one-for-twenty (1:20) reverse stock split (the “Reverse Stock Split”), of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Reverse Stock Split was approved by the Company’s stockholders at the special meeting of the stockholders on January 3, 2025.

As a result of the Reverse Stock Split, every 20 shares of issued and outstanding Common Stock will be automatically combined into one (1) issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would have been entitled to receive fractional shares because they held a number of shares not evenly divisible by the Reverse Stock Split ratio were entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Following the Reverse Stock Split, the number of shares of Common Stock outstanding was proportionally reduced from 155,491,473 shares to approximately 7,774,574 shares. The shares of Common Stock underlying the Company’s outstanding stock options and warrants will be similarly adjusted along with corresponding adjustments to their exercise prices.

The Company’s transfer agent, VStock Transfer, LLC, is the exchange agent for the Reverse Stock Split and will correspond with stockholders of record regarding the Reverse Stock Split. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split.

The Common Stock will begin trading on a reverse stock split-adjusted basis upon market open on February 4, 2025. The ticker symbol for the Common Stock will remain “GCTK.” The new CUSIP number for the Common Stock following the Reverse Stock Split will be 45824Q705.

The forgoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 4, 2025, the Company issued a press release (the “Press Release”) announcing the completion of the Company’s first in-human clinical study of its continuous blood glucose monitor. The Press Release is furnished as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing with the Securities and Exchange Commission, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

The table below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share - basic and diluted; weighted average common shares outstanding - basic and diluted; and shares issued and outstanding, for the years ended December 31, 2023 and 2022; the three months ended March 31, 2024 and 2023, the three and six months ended June 30, 2024 and 2023, and the three and nine months ended September 30, 2024 and 2023.

	In thousands of US Dollars
	(except stock and per stock amounts)
	PRE SPLIT (1)		POST SPLIT (1)
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2023	2022	2023	2022
Comprehensive net loss	$(7,098)	$(4,412)	$(7,098)	$(4,412)
Net loss per common share - basic	$(0.38)	$(0.29)	$(34.19)	$(28.51)
Net loss per common share - diluted	$(0.38)	$(0.29)	$(34.19)	$(28.51)
Weighted average common shares outstanding - basic	20,760,266	15,474,600	207,603	154,746
Weighted average common shares outstanding - diluted	20,760,266	15,474,600	207,603	154,746
Common stock outstanding at year end	20,892,193	15,550,730	208,922	155,008

	In thousands of US Dollars
	(except stock and per stock amounts)
	PRE SPLIT (2)		POST SPLIT (2)
	3 MONTHS ENDED MARCH 31,		3 MONTHS ENDED MARCH 31,
	2024	2023	2024	2023
Comprehensive net loss	$(2,921)	$(1,281)	$(2,921)	$(1,281)
Net loss per common share - basic	$(0.12)	$(0.08)	$(11.70)	$(8.26)
Net loss per common share - diluted	$(0.12)	$(0.08)	$(11.70)	$(8.26)
Weighted average common shares outstanding - basic	24,959,768	15,503,632	249,598	155,036
Weighted average common shares outstanding - diluted	24,959,768	15,503,632	249,598	155,037
Common stock outstanding at period end	26,756,369	15,503,632	267,564	155,037

	In thousands of US Dollars
	(except stock and per stock amounts)
	PRE SPLIT (3)		POST SPLIT (3)
	3 MONTHS ENDED JUNE 30,		3 MONTHS ENDED JUNE 30,
	2024	2023	2024	2023
Comprehensive net loss	$(4,489)	$(1,170)	$(4,489)	$(1,170)
Net Loss per common share - basic	$(0.82)	$(0.27)	$(16.40)	$(5.43)
Net Loss per common share - diluted	$(0.82)	$(0.27)	$(16.40)	$(5.43)
Weighted average common shares outstanding - basic	5,475,748	4,312,294	273,788	215,615
Weighted average common shares outstanding - diluted	5,475,748	4,312,294	273,788	215,615
Common stock outstanding at period end	5,478,436	4,178,274	273,922	208,914

	In thousands of US Dollars
	(except stock and per stock amounts)
	PRE SPLIT (3)		POST SPLIT (3)
	6 MONTHS ENDED JUNE 30,		6 MONTHS ENDED JUNE 30,
	2024	2023	2024	2023
Comprehensive net loss	$(7,410)	$(2,451)	$(7,410)	$(2,451)
Net Loss per common share - basic	$(1.42)	$(0.66)	$(28.31)	$(13.23)
Net Loss per common share - diluted	$(1.42)	$(0.66)	$(28.31)	$(13.23)
Weighted average common shares outstanding - basic	5,234,765	3,706,510	261,739	185,326
Weighted average common shares outstanding - diluted	5,234,765	3,706,510	261,739	185,326
Common stock outstanding at period end	5,478,436	4,178,274	273,922	208,914

	In thousands of US Dollars
	(except stock and per stock amounts)
	PRE SPLIT (4)		POST SPLIT (4)
	3 MONTHS ENDED SEPTEMBER 30,		3 MONTHS ENDED SEPTEMBER 30,
	2024	2023	2024	2023
Comprehensive net loss	$(5,104)	$(2,217)	$(5,104)	$(2,217)
Net Loss per common share - basic	$(0.91)	$(0.49)	$(18.25)	$(9.65)
Net Loss per common share - diluted	$(0.91)	$(0.49)	$(18.25)	$(9.65)
Weighted average common shares outstanding - basic	5,594,880	4,593,733	279,744	229,687
Weighted average common shares outstanding - diluted	5,594,880	4,593,733	279,744	229,687
Common stock outstanding at period end	5,772,026	4,178,274	288,602	208,914

	In thousands of US Dollars
	(except stock and per stock amounts)
	PRE SPLIT (4)		POST SPLIT (4)
	9 MONTHS ENDED SEPTEMBER 30,		9 MONTHS ENDED SEPTEMBER 30,
	2024	2023	2024	2023
Comprehensive net loss	$(12,514)	$(4,668)	$(12,514)	$(4,668)
Net Loss per common share - basic	$(2.39)	$(1.38)	$(46.73)	$(23.30)
Net Loss per common share - diluted	$(2.39)	$(1.38)	$(46.73)	$(23.30)
Weighted average common shares outstanding - basic	5,355,806	4,006,527	267,791	200,327
Weighted average common shares outstanding - diluted	5,355,806	4,006,527	267,791	200,327
Common stock outstanding at period end	5,772,026	4,178,274	288,602	208,914

(1)	The pre-split amounts represent the amounts reported in the Company’s Form 10-K filed on March 28, 2024. The post-split amounts include the effects of the 1 for 5 reverse stock split completed in May 2024 and the effects of the 1 for 20 reverse stock split completed in 2025.
(2)	The pre-split amounts represent the amounts reported in the Company’s Form 10-Q filed on May 15, 2024. The post-split amounts include the effects of the 1 for 5 reverse stock split completed in May 2024 and the effects of the 1 for 20 reverse stock split completed in February 2025.
(3)	The pre-split amounts represent the amounts reported in the Company’s Form 10-Q filed on August 13, 2024. The post-split amounts include the effects of the 1 for 20 reverse stock split completed in February 2025.
(4)	The pre-split amounts represent the amounts reported in the Company’s Form 10-Q filed on November 14, 2024. The post-split amounts include the effects of the 1 for 20 reverse stock split completed in February 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on February 3, 2025.
99.1	Press Release, dated February 4, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2025

GLUCOTRACK, INC.

	By:	/s/ Paul Goode
	Name:	Paul Goode
	Title:	Chief Executive Officer